Exhibit 99.2

Bank of Florida Corp. Investor Presentation – December 2008 NASDAQ: BOFL

2 Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995.  Such forward looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission. Further, the company has no obligations to update any forward looking statements to reflect circumstances or events that occur after the date the forward looking statements are made. If you are interested in factors that do cause our results to differ materially from any forward looking statements they are detailed on our website in our SEC filings.  Forward Looking Statements

3 To be the “Bank of Choice” for businesses, professionals and individuals with desire for relationship-driven financial solutions.  Business Owners Entrepreneurs Executives Professionals (Physicians, Attorneys, Accountants)  Professional Associations Businesses Wealthy Families and Individuals Foundations and Estates    Mission Statement

Founded in Naples, Florida in August 1999 Strong management team with an average of over 30 years of banking experience 5th largest publicly-traded bank/thrift holding company headquartered in Florida based on total assets; 4th largest based on market capitalization 13 financial centers in 7 distinct and premier Florida markets  Company Profile

Primary focus is lending on commercial real estate properties in the $1 - $15 million range; increased attention on growing commercial and industrial lending Comprehensive suite of products and services specifically designed for business clients and wealthy individuals Integrated wealth management strategy with our Investment Management Division, Bank of Florida Trust Company  Company Profile (Con’t)

6  Over Half of Florida Deposits in Markets We Serve $372 billion Total State Deposits 55.4% $206 billion Total Market Deposits 4.8% $18 billion Pinellas 9.7% $36 billion Palm Beach 20.1% $75 billion Miami-Dade 3.0% $11 billion Lee 5.4% $20 billion Hillsborough 3.0% $11 billion Collier 9.4% $35 billion Broward State Mktshare Deposits Bank of Florida Counties Served   Source: SNL Financial Data as of June 2008

Financials

8 3Q08 Financial Highlights   Loans grew 8% year-over-year Core deposits (including $80 million in new reciprocal CDARS) grew 72% annualized compared to 2Q08 Provision for Loan Losses of $6.2 million, up from $1.6 million in 2Q08 Third Party Loan Review in 3Q08 - Over 40% of Loan Portfolio and 99% of Classified Assets were Reviewed Net charge-offs of $5.2 million (1.72% of average loans), the majority of which was related to two loans totaling $3.2 million Net charge-offs were related to continued weakness in real estate values, particularly in Lee County Allowance for loan losses increased to 1.14% from 1.11% in 2Q08 Net interest margin decreased 25 bps to 3.33% - 15 bps of the decrease was due to nonaccruals; competition for deposits also impacted the margin Net loss of $3.4 million or $0.27 per share Leverage, total capital, and tangible equity ratios of 9.19%, 11.57%, and 8.90%, respectively

9 $ in millions CAGR to 12.31.07 (5 years) Annual Data as of Year-end $223 $421 $570 $883 $1,310 $1,545 $0 $300 $600 $900 $1,200 $1,500 $1,800 2003 2004 2005 2006 2007 3Q08    History of Strong Asset Growth  5-Year CAGR 55% 46% excl. acquisitions  18%

10 History of Strong Loan Growth 5 Year CAGR 61%  $ in millions CAGR to 12.31.07 (5 years) Annual Data as of Year-end  53% excl. acquisitions  9% $200 $326 $486 $784 $1,145 $1,248 $0 $300 $600 $900 $1,200 $1,500 2003 2004 2005 2006 2007 3Q08

11 Loan Portfolio Land 13% Construction 16% Commercial Real Estate 45% Commercial & Industrial 9% Residential Mtgs 16% Consumer 1%  Total loans of $1.2 billion; 72% of portfolio is commercial-oriented Residential construction and land loans represent approximately 9% of total loans, down from 12% at 2Q08 and 18% at 3Q07 Data as of September 30, 2008

12 Total CRE loans of $576 million 40% of commercial real estate loans are owner-occupied properties Data as of September 30, 2008  CRE Loans by Property Type  CRE Loans are Secured by a Diverse Group of Properties  Industrial & Warehouse 17% Office 34% Multi-Family 8% Aviation 2% Other 15% Retail 13% Restaurant 2% Hotel 6% Marine 3% CRE

13 Total construction portfolio of $197 million - $66 million is residential, $130 million is commercial 19% of construction loans are owner-occupied No high-rise condominium participation   Data as of September 30, 2008 Construction Loans by Project Type  Construction Loans Secured by a Diverse Group of Projects  Retail 16% Misc CRE 20% Industrial & Warehouse 6% Multi-Family 6% Condo Conversion 3% Office 12% Hotel 6% Single Family Owner 9% Single Family Spec 9% Condo 13%

14 Total Residential Portfolio of $306 million No Sub-Prime Loans Data as of September 30, 2008 Includes Residential Development & Construction, 1-4 Family Residential, and HELOC  Residential Loans by Geography  Residential Loans Geographically Disbursed Within our Markets  Broward Palm Beach Counties 14% Collier County 34% Hillsborough Pinellas Counties 12% Miami-Dade County 17% Other 5% Lee County 18%

Asset Quality Consistently Outperforms Peers  Ratios in % Annual data as of Year-end Excludes loans 90+ days past due and still accruing Source: SNL Financial   Florida peers include BBX, CCGB, CSFL, GFLB, SBCF, SAMB, & TIBB  Nonperforming Loans/Loans 15 0.02 0.22 0.16 0.16 0.07 0.15 0.03 0.25 1.08 1.50 2.02 2.69 2.28 3.73 0.00 0.80 1.60 2.40 3.20 4.00 2003 2004 2005 2006 2007 2Q08 3Q08 Bank of Florida Corp Florida Peers

16 Asset Quality Consistently Outperforms Peers  Florida peers include BBX, CCGB, CSFL, GFLB, SBCF, SAMB, & TIBB   Ratios in % Annual data as of Year-end Source: SNL Financial Net Charge Offs / Average Loans  0.12 0.13 0.01 0.07 0.03 0.01 0.03 0.08 0.04 0.31 0.57 0.64 0.96 1.15 0.00 0.40 0.80 1.20 1.60 2003 2004 2005 2006 2007 2Q08 YTD 3Q08 YTD Bank of Florida Corp Florida Peers

17 Loan Loss Allowance / Loans  Florida peers include BBX, CCGB, CSFL, GFLB, SBCF, SAMB, & TIBB   Ratios in % Annual data as of Year-end Source: SNL Financial  .78 1.04 0.86 0.99 0.95 0.88 1.00 0.90 1.26 1.33 1.11 1.75 1.14 1.58 0.00 0.50 1.00 1.50 2.00 2003 2004 2005 2006 2007 2Q08 3Q08 Bank of Florida Corp Florida Peers

# Credit Quality in Florida 3Q08 / 3Q07



NPAs/Assets (%)
Seacoast Banking Corp. of Florida
3.61%
BankAtlantic
3.17%
Sun American Bancorp
2.94%
Capital City Bank Group
2.76%
Bank of Florida
2.11%
TIB Financial
2.04%
CenterState Banks of Florida
1.31%
3Q08
3Q07

**Of Bank of Florida's peers that have reported NPAs/Assets for 3Q08:**

- Nearly all have reported a significant increase in their NPA/Assets ratios year-over-year
- Bank of Florida's NPAs/Assets continue to rank favorably compared to peers

*Source: SNL Financial*

18

19 History of Strong Deposit Growth 5 Year CAGR 49%  $201  $376  $495  $691  $937  $1,012  $ in millions CAGR to 12.31.07 (5 years) Annual Data as of Year-end  38% excl. acquisitions  *DDA, NOW, Money Market, and Savings  28%  $0 $300 $600 $900 $1,200 $1,500 2003 2004 2005 2006 2007 3Q08 Transaction Accounts* CDs < $100k CDs > $100k $34 $207 $61 $106 $94 $75 $301 $50 $144 $420 $61 $210 $534 $141 $262 $496 $504 $200

20 Total Deposits $1.2 Billion  A Diverse Deposit Mix  Data as of September 30, 2008  CDARS Wholesale 5% CDARS Retail 7% Non-Interest Bearing 8% NOW 4% CDs Brokered 20% CDs Retail 27% MMA & Savings 29%

21 Positive 5-Year Operating Leverage  Strong Top Line Revenue Growth  $ in millions CAGR to 12.31.07 (5 years) Annual Data as of Year-end  $6.9  $12.0  $22.4  $35.4  $48.3  $36.5 5 Year CAGR 63% $0 $10 $20 $30 $40 $50 $60 $5.6 $9.5 $19.1 $31.4 $38.2 $33.0 2003 2004 2005 2006 2007 YTD 08 Noninterest Income Net Interest Income

22 Net Interest Margin  NIM 4.46% 4.44% 4.25% 4.10% 3.96% 3.69% 3.62% 3.58% 3.33% 10% 0% 2% 4% 6% 8% 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q08 Cost of Interest Bearing Deposits Yield on Loans

23 Trust Company Assets Under Advice 5 Year CAGR 47%   $ in millions CAGR to 12.31.07 (5 years) Annual Data as of Year-end $0 $200 $400 $600 2003 2004 2005 2006 2007 3Q08 $131 $202 $390 $415 $499 $440

2008 Outlook

25 Considering Participation in Treasury Capital Purchase Program up to Maximum of 3% of Risk-Weighted Assets or ~$35 to $40 Million  Increase in Loan Loss Reserves Anticipated in 4Q08 as Residential Real Estate Continues to be Difficult to Value  October Federal Reserve Rate Cuts Likely to Cause Similar Net Interest Margin Compression in 4Q08 That Occurred in 3Q08 2008 Outlook

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